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                                                                    EXHIBIT 99.1

                                [HOMESTORE LOGO]

                 HOMESTORE ANNOUNCES FIRST QUARTER 2003 RESULTS

WESTLAKE VILLAGE, CALIF. - MAY 7, 2003 - Real estate media and technology supplier Homestore Inc. (NASDAQ SCM: HOMS) today reported its financial results for the first quarter ended March 31, 2003.

FIRST QUARTER 2003 OVER FOURTH QUARTER 2002 RESULTS

Homestore reported first quarter revenue of $54.9 million, down 9.8 percent from revenue of $60.8 million for the fourth quarter of 2002. The decline in revenue of $5.9 million from the fourth quarter was primarily due to the sale of the company's Hessel unit in the Software segment, the expiration of previous bulk purchases by a related party and some seasonality associated with the company's Print segment (formerly referred to as Offline Advertising). Despite the decline in revenue, the gross profit margin of 72 percent remained stable from the fourth quarter.

Income from continuing operations for the first quarter of 2003 was $87.0 million, or $0.72 per share on a fully diluted basis, compared to a loss from continuing operations of $(37.6) million, or $(0.32) per share in the fourth quarter of 2002. Net income for the quarter was $87.2 million, or $0.72 per share on a fully diluted basis, compared to a net loss of $(36.6) million or $(0.31) per share for the fourth quarter of 2002. The sharp rise in income was due to a one-time gain of $104.1 million related to the settlement of arbitration and the termination of the company's prior agreement with America Online Inc. (AOL) in January 2003.

[Redacted to eliminate certain non-GAAP financial measures (as defined in Item 10 of SEC Regulation S-K).]

Homestore's CEO, Mike Long, commented, "In the first quarter Homestore introduced major new products, enhanced our sales and customer service capabilities, further reduced non-essential operating costs and commenced planned investments in our market-leading products and services and corporate infrastructure. These investments will position Homestore for future revenue and profitability growth while enhancing the productivity and profitability of our real estate professional customers."

RECENT DEVELOPMENTS

Homestore had two significant media product launches in the first quarter. Both underscored a shift in the company's sales philosophy to a more value-added approach that features a greater emphasis on helping all levels of Realtors(R), home builders and apartment professionals integrate online marketing efforts with their offline marketing activities.

    30700 RUSSELL RANCH ROAD, WESTLAKE VILLAGE, CA. 91362, PH 805.557.3800,
                                FX 805.557.2680

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Last week, Homestore launched Realtor(R) Choice, a significant upgrade to its flagship product, the Realtor.com(R) Marketing System, which helps Realtors(R) promote their properties, their brands and themselves on the site. Realtor(R) Choice enables real estate agents and offices to select and purchase individual personal promotion features - such as listing enhancements, display advertising, and Web sites - to advertise their services to the largest online audience of potential home buyers and sellers. Realtor(R) Choice was complemented a month earlier by a redesigned Realtor.com(R) Web site, which is geared to optimize the visitor experience on the site and channel homebuyers and sellers to Realtors(R) faster.

At the International Builders Show in January, Homestore launched the HomeBuilder.com(TM) Marketing System, an integrated branding, promotion and Web site solution for home building professionals. The HomeBuilder.com Marketing System enables builders to customize their marketing efforts to reach a large, qualified audience of new home buyers more cost effectively than through newspapers, home guides and the yellow pages. Components include directory services, listing enhancements, Web sites and display advertising, among others.

FIRST QUARTER 2003 OVER FIRST QUARTER 2002 RESULTS

Compared to the prior year results, Homestore's first quarter revenue declined
26.0 percent from revenue of $74.1 million for the first quarter of 2002. The income from continuing operations was $87.0 million, or $0.72 per share on a fully diluted basis compared to a loss of $(35.7) million, or $(0.30) per share for the first quarter of 2002. Net income for the quarter was $87.2 million, or $0.72 per share on a fully diluted basis, compared to a net loss of $(34.8) million or $(0.29) per share for the first quarter of 2002. The first quarter of 2003 results included the one-time gain of $104.1 million due to the AOL settlement.

At March 31, 2003, Homestore had $70.0 million in cash and cash equivalents available to fund operations compared to $80.5 million at December 31, 2002.

CONFERENCE CALL

Homestore will host a conference call with the financial community, which will be broadcast live over the Internet today, Wednesday, May 7, at 1:30 p.m. PDT (4:30 p.m. EDT). Chief Executive Officer Mike Long and Chief Financial Officer Lew Belote will discuss the company's first quarter 2003 results and provide an update on Homestore's overall progress. In order to participate in the call, investors should log on to http://homestore.com/investorrelations and click on "Event Calendar." Windows Media Player software is required and is obtainable at no cost. Please connect to the above site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the company's Web site. A telephone replay will also be available from 4:30 p.m. PDT on May 7 until midnight on May 14 at (706) 645-9291, conference code 433236. For additional information regarding the company's results, please go to the "SEC Filings" section at http://homestore.com/investorrelations to view quarterly reports as filed with the Securities and Exchange Commission on Form 10-Q. Homestore's Form 10-Q for the quarter ended March 31, 2003 is expected to be filed with the Securities and Exchange Commission on or before May 15, 2003.
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                                 HOMESTORE, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                                THREE MONTHS ENDED
                                                        -------------------------------------------------------------------
                                                              MARCH 31,              DECEMBER 31,             MARCH 31,
                                                                2003                    2002                    2002
                                                        --------------------    ---------------------   -------------------
Revenue                                                 $             51,915    $              55,410   $            63,167
Related party revenue                                                  2,942                    5,414                10,949
                                                        --------------------    ---------------------   -------------------
Total revenue                                                         54,857                   60,824                74,116

Cost of revenue                                                       15,324                   16,935                22,200
                                                        --------------------    ---------------------   -------------------
Gross profit                                                          39,533                   43,889                51,916
                                                        --------------------    ---------------------   -------------------

Operating expenses:
   Sales and marketing                                                26,924                   34,672                47,877
   Product and website development                                     5,441                    6,087                 8,164
   General and administrative                                         17,397                   19,917                25,140
   Amortization of intangible assets                                   7,590                    9,386                 9,363
   Impairment of long-lived assets                                        --                    7,335                    --
   Acquisition and restructuring charges                                  --                       --                 1,801
                                                        --------------------    ---------------------   -------------------
         Total operating expenses                                     57,352                   77,397                92,345
                                                        --------------------    ---------------------   -------------------

Loss from operations                                                 (17,819)                 (33,508)              (40,429)
Interest income (expense), net                                           (38)                     389                   539
Gain on settlement of distribution agreement                         104,071                       --                    --
Other income (expense), net                                              761                   (4,500)                4,235
                                                        --------------------    ---------------------   -------------------
Income (loss) from continuing operations                              86,975                  (37,619)              (35,655)
Gain on disposition of discontinued operations                           229                    1,029                    --
Income from discontinued operations                                       --                       --                   846
                                                        --------------------    ---------------------   -------------------
Net income (loss)                                       $             87,204    $             (36,590)  $           (34,809)
                                                        ====================    =====================   ===================

Basic earnings (loss) per share
    Continuing operations                               $                .74    $                (.32)  $              (.30)
                                                        ====================    =====================   ===================
    Discontinued operations                             $                .00    $                 .01   $               .01
                                                        ====================    =====================   ===================
    Net income (loss)                                   $                .74    $                (.31)  $              (.29)
                                                        ====================    =====================   ===================

Diluted earnings (loss) per share
    Continuing operations                               $                .72    $                (.32)  $              (.30)
                                                        ====================    =====================   ===================
    Discontinued operations                             $                .00    $                 .01   $               .01
                                                        ====================    =====================   ===================
    Net income (loss)                                   $                .72    $                (.31)  $              (.29)
                                                        ====================    =====================   ===================

Shares used to calculate basic and diluted per share
amounts
    Basic                                                            118,151                  118,096               117,565
                                                        ====================    =====================   ===================

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
    Diluted                                                          120,414                  118,096               117,565
                                                        ====================    =====================   ===================

[Redacted to eliminate certain non-GAAP financial measures (as defined in Item 10 of SEC Regulation S-K).]

                            SEGMENT OPERATING RESULTS
                                 (in thousands)
                                   (unaudited)

                                                                                 THREE MONTHS ENDED
                                                        -------------------------------------------------------------------
                                                              MARCH 31,              DECEMBER 31,           MARCH 31,
                                                                2003                    2002                  2002
                                                        --------------------    ---------------------   -------------------
Revenue:
   Media services                                       $             35,967    $              37,915   $            46,985
   Software                                                            6,866                    9,966                12,121
   Print                                                              12,024                   12,943                15,010
                                                        --------------------    ---------------------   -------------------
Total revenue                                                         54,857                   60,824                74,116
                                                        ====================    =====================   ===================

Operating income (loss)
    Media services                                                     2,983                    9,562                 4,194
    Software                                                          (1,846)                  (2,374)                 (215)
    Print                                                               (489)                      56                   231
    Unallocated                                                      (18,467)                 (40,752)              (44,639)
                                                        --------------------    ---------------------   -------------------

       Loss from operations                             $            (17,819)   $             (33,508)  $           (40,429)
                                                        ====================    =====================   ===================

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                                 HOMESTORE, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)

                                                                                               THREE MONTHS ENDED
                                                                                                    MARCH 31,
                                                                                             -----------------------
                                                                                                 2003         2002
                                                                                             ----------   ----------
Cash flows from continuing operating activities:
Income (loss) from continuing operations                                                     $   86,975   $  (35,655)
Adjustments to reconcile net loss to net cash used in continuing operating activities:
     Depreciation                                                                                 3,248        2,728
     Amortization of intangible assets                                                            7,590        9,363
     Accretion of distribution obligation                                                            --        3,704
     Provision for doubtful accounts                                                                340        3,210
     Acquisition and restructuring charges                                                           --          260
     Stock-based charges                                                                          2,844       22,487
     Gain on settlement of distribution agreement                                              (104,071)          --
     Other non-cash items                                                                           (75)       3,338
Changes in operating assets and liabilities, net of acquisitions and discontinued operations:
     Accounts receivable                                                                          4,118       (4,940)
     Prepaid distribution expense                                                                 5,324        1,521
     Restricted cash                                                                             90,000           --
     Other assets                                                                                (1,165)       2,009
     Accounts payable and accrued expenses                                                       (7,395)     (28,519)
     Accrued distribution agreement                                                            (101,170)          --
     Deferred revenue                                                                             6,738        5,535
     Deferred revenue from related parties                                                       (2,942)     (12,487)
                                                                                             ----------   ----------

Net cash used in continuing operating activities                                                 (9,641)     (27,446)
                                                                                             ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment                                                              (2,490)        (256)
Proceeds from sale of marketable equity securities                                                   --        1,737
Proceeds from sale of assets                                                                      1,320           --
Maturities of short-term investments                                                                 --       14,394
                                                                                             ----------   ----------
Net cash provided by (used in) investing activities                                              (1,170)      15,875
                                                                                             ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from payment of stockholders' notes                                                         --        3,346
Proceeds from exercise of stock options, warrants and shares issuances under employee stock
 purchase plan                                                                                      232           55
                                                                                             ----------   ----------
Net cash provided by financing activities                                                           232        3,401
                                                                                             ----------   ----------
Net cash used in continuing activities                                                          (10,579)      (8,170)
Net cash provided by discontinued operations                                                        150        4,114
                                                                                             ----------   ----------
Change in cash and cash equivalents                                                             (10,429)      (4,056)
Cash and cash equivalents, beginning of period                                                   80,463       38,272
                                                                                             ----------   ----------
Cash and cash equivalents, end of period                                                     $   70,034   $   34,216
                                                                                             ==========   ==========

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                                 HOMESTORE, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)

                                                                               MARCH 31,            DECEMBER 31,
                                                                                  2003                  2002
                                                                           ----------------       ---------------
                                ASSETS

Current assets:
     Cash and cash equivalents                                             $         70,034       $        80,463
     Restricted cash                                                                     --                90,000
     Accounts receivable, net                                                        16,402                25,945
     Current portion of prepaid distribution expense                                 22,001                21,863
     Other current assets                                                            15,233                12,739
                                                                           ----------------       ---------------
         Total current assets                                                       123,670               231,010

Prepaid distribution expense, net of current portion                                  7,689                13,150
Property and equipment, net                                                          25,289                25,933
Goodwill, net                                                                        21,762                23,258
Intangible assets, net                                                               65,182                72,771
Other assets                                                                         13,207                13,086
                                                                           ----------------       ---------------
         Total assets                                                      $        256,799       $       379,208
                                                                           ================       ===============

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                      $          4,873       $         3,419
     Accrued expenses                                                                47,901                59,732
     Accrued distribution obligation                                                 15,006               211,973
     Deferred revenue                                                                36,362                29,625
     Deferred revenue from related parties                                            5,280                 7,024
                                                                           ----------------       ---------------
         Total current liabilities                                                  109,422               311,773

Distribution obligation, net of current portion                                       3,391                 7,500
Deferred revenue from related parties                                                 5,312                 6,510
Other non-current liabilities                                                        11,053                14,695
                                                                           ----------------       ---------------
         Total liabilities                                                          129,178               340,478

Stockholders' equity:
     Convertible preferred stock                                                         --                    --
     Common stock                                                                       119                   118
     Additional paid-in capital                                                   1,991,171             1,990,755
     Treasury stock                                                                 (18,886)              (18,567)
     Notes receivable from stockholders                                                 (61)                 (106)
     Deferred stock-based charges                                                      (919)               (2,246)
     Accumulated other comprehensive loss                                              (207)                 (424)
     Accumulated deficit                                                         (1,843,596)           (1,930,800)
                                                                           ----------------       ---------------
     Total stockholders' equity                                                     127,621                38,730
                                                                           ----------------       ---------------

     Total liabilities and stockholders' equity                            $        256,799       $       379,208
                                                                           ================       ===============

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ABOUT HOMESTORE INC.

Homestore Inc. (NASDAQ SCM: HOMS) is the real estate industry's leading media and technology supplier. The company operates the No. 1 network of home and real estate Web sites including flagship site Realtor.com(R), the official Web site of the National Association of Realtors(R); HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders; Homestore.com(R) Apartments & Rentals; and Homestore.com(R), a home information resource. Homestore's print businesses are Homestore(R)Plans & Publications and Welcome Wagon(R). Homestore's professional software divisions include Computers for Tracts(TM), Top Producer(R)Systems and WyldFyre(TM) Technologies. For more information: http://homestore.com/corporateinfo.

CAUTION REGARDING FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Homestore's future operating income. These forward-looking statements are subject to material risks and uncertainties, and investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Contacts:
Linda Press                                          Rob Whetstone
PondelWilkinson MS&L                                 PondelWilkinson MS&L
323.866.6039                                         323.866.6050
lpress@pondel.com                                    rwhetstone@pondel.com